SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549



FORM 8-K



CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  December 21, 1999



CONSOLIDATED NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)



Delaware                 1-3196               13-0596475

  (State of incorporation)      (Commission           (IRS Employer
                                File Number)       Identification No.)




CNG Tower, 625 Liberty Avenue, Pittsburgh, PA  15222-3199

(Address of principal executive offices, including zip code)



Registrant's telephone number, including area code:  (412) 690-1000



Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5.    OTHER EVENTS

	The following information updates certain matters previously reported in filings made with the Securities and Exchange Commission in connection with the pending merger of Consolidated Natural Gas into a wholly-owned subsidiary of Dominion Resources, Inc.

On December 21, 1999, the Virginia State Corporation Commission
("VSCC") announced that it had given final approval to the merger whereby Consolidated Natural Gas Company would become a wholly-owned subsidiary of Dominion Resources, Inc. The VSCC was satisfied that the recent apporval of the merger by the Securities and Exchange Commission in its order dated December 15, 1999 is not inconsistent with the prior VSCC conditional approving orders of September 17 and 27, 1999. The December 21 determination by the VSSC was the final required regulatory approval of the merger. As previously announced by the companies, the anticipated merger closing date is January 28, 2000.

                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONSOLIDATED NATURAL GAS COMPANY
                                         ________________________________
                                                   (Registrant)


                                          By        D. M. WESTFALL
                                           ______________________________
                                                   (D. M. Westfall)
                                                Senior Vice President,
                                                Nonregulated Business
                                              and Chief Financial Officer

December 28, 1999